UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-31616 (Commission File Number)	22-3059110 (IRS Employer Identification No.)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

American International Group, Inc., the parent company of International Lease Finance Corporation, today issued the press release attached as exhibit 99.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of American International Group, Inc., dated October 3, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION (Registrant)

Dated: October 3, 2008	By:	/s/ Alan H. Lund Name: Alan H. Lund Title: Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of American International Group, Inc., dated October 3, 2008.